SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of Report:   SEPTEMBER 5, 1997

Date of Earliest Event Reported:    SEPTEMBER 5, 1997


                  COUNTRYWIDE CREDIT INDUSTRIES, INC.
        (Exact name of registrant as specified in its charter)

         DELAWARE                  1-8422                   95-4083087
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                   Identification Number)

4500 PARK GRANADA, CALABASAS, CA                                91101
(Address of principal executive offices)                      (Zip code)

Registrant's telephone number, including area code:  (818) 225-3000


ITEM 5.   OTHER EVENTS.

          Filing of Certain Materials. Pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the "Securities Act"), concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Countrywide Home Loans, Inc. (the "Company") and Countrywide Credit Industries, Inc. (the "Guarantor," and together with the Company, the "Registrants") are filing Pricing Supplement No. 1, dated September 5, 1997 (the "Pricing Supplement"), to the Prospectus, dated August 12, 1997, as supplemented by the Prospectus Supplement, dated August 15, 1997, forming a part of the Registration Statement on Form S-3 (File Nos. 333-31529 and 333-31529-01), as amended (the "Registration Statement"), of the Registrants and relating to $2,000,000,000 aggregate offering price of the Company's Medium-Term Notes, Series F, Due Nine Months or More From Date of Issue (the "Notes"), which Notes are guaranteed as to principal, premium, if any, and interest by the Guarantor.

          Incorporation of Certain Documents by Reference. Pursuant to Rule 411 of Regulation C and Item 10(d) of Regulation S-K under the Securities Act and in reliance on MBIA Insurance Corp., Securities and Exchange Commission No-Action Letter (September 6, 1996), the Registrants will incorporate by reference the financial statements of MBIA Insurance Corporation into the Registration Statement. The financial statements will be referred to in the Pricing Supplement. In connection with the incorporation of such documents by reference, the Guarantor is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to such incorporation and to the use of their name in the Pricing Supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following is filed as Exhibit 99.1 hereto:

          Consent of Coopers & Lybrand, dated September 5, 1997.


                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  September 5, 1997

                                  COUNTRYWIDE CREDIT INDUSTRIES, INC.



                                   By:   /s/Stanford L. Kurland
                                        -------------------------------
                                         Stanford L. Kurland
                                         Senior Managing Director and
                                         Chief Operating Officer


                             EXHIBIT INDEX


Exhibit No.                  Description
- -----------                  -----------

99.1                         Consent of Coopers & Lybrand L.L.P. dated
                             September 5, 1997.


                                                        EXHIBIT 99.1


                  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in Pricing Supplement No. 1, dated September 5, 1997, to the Prospectus, dated August 12, 1997, as supplemented by the Prospectus Supplement, dated August 15, 1997, with respect to the US $75,000,000 aggregate principal amount of Countrywide Home Loans, Inc. Medium-Term Notes, Series F, due September 9, 2002, of our report dated February 3, 1997 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and December 31, 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts" in such Pricing Supplement.

                                   /s/ Coopers & Lybrand L.L.P.
                                   ----------------------------
                                   Coopers & Lybrand L.L.P.

September 5, 1997
New York, New York